UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 AMENDMENT NO. 1
                                       on
                                   FORM 8-K/A

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 10, 2004


                                    XOMA LTD.
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             (Exact name of registrant as specified in its charter)


                                     BERMUDA
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                 (State or other jurisdiction of incorporation)


         0-14710                              52-2154066
(Commission File Number)           (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                               94710
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(Address of principal executive offices)                             (Zip code)

Registrant's telephone number, including area code              (510) 204-7200



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          (Former name or former address, if changed since last report)

Item 1.01.  Entry into a Material Definitive Agreement

     As announced on November 10, 2004, XOMA Ltd. has entered into an exclusive worldwide license agreement with Zephyr Sciences Inc.

     A copy of the license agreement and the related amendments to XOMA's existing license agreements with New York University and Incyte Corporation are attached hereto as Exhibit 2, Exhibit 3 and Exhibit 4 and are incorporated herein by reference.

Item 9.01.  Exhibits

1.   Press Release dated November 10, 2004.*

2. License Agreement by and between Zephyr Sciences Inc. and XOMA Ireland Limited effective as of November 10, 2004 (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).

3. Seventh Amendment to License Agreement by and among New York University, XOMA Technology Limited and XOMA Ireland Limited effective as of November 10, 2004 (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).

4. Amendment No. 1 to License Agreement by and among Incyte Corporation, XOMA Technology Limited and XOMA Ireland Limited effective as of November 10, 2004 (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).

____________________________


*    Previously filed.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 30, 2004                  XOMA LTD.




                                           By:  /s/  Christopher J. Margolin
                                                -------------------------------
                                                Christopher J. Margolin
                                                Vice President, General
                                                Counsel and Secretary

                                  EXHIBIT INDEX


Number   Description
------   -----------

1.   Press Release dated November 10, 2004.*

2. License Agreement by and between Zephyr Sciences Inc. and XOMA Ireland Limited effective as of November 10, 2004 (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).

3. Seventh Amendment to License Agreement by and among New York University, XOMA Technology Limited and XOMA Ireland Limited effective as of November 10, 2004 (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).

4. Amendment No. 1 to License Agreement by and among Incyte Corporation, XOMA Technology Limited and XOMA Ireland Limited effective as of November 10, 2004 (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).

____________________________


*    Previously filed.